UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2012

MAN AHL FUTURESACCESS LLC

(Exact name of registrant as specified in its charter)

Delaware	0-54140	27-2365025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
Four World Financial Center – 10th Floor
250 Vesey Street
New York, NY 10080
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code:  (212) 449-3517

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

Units are privately offered and sold to “accredited investors” (as defined in Rule 501(a) under the Securities Act) in reliance on the exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 thereunder.  The selling agent of the Units was Merrill Lynch Pierce Fenner & Smith Incorporated (“MLPF&S”).

CLASS A

	Subscription
	Amount	Units
April 13, 2012	$146,250	169,447

CLASS C

	Subscription
	Amount	Units
April 13, 2012	$1,438,059	1,680,564

CLASS D

Subscription
	Amount	Units
April 13, 2012	$—	—

CLASS I

Subscription
	Amount	Units
April 13, 2012	$—	—

CLASS DT

Subscription
	Amount	Units
April 13, 2012	$—	—

Class A Units are subject to a sales commission paid to MLPF&S ranging from 1.0% to 2.5%.  Class D Units and Class I Units are subject to sales commissions paid to MLPF&S up to 0.5%.  The rate assessed to a given subscription is based upon the subscription amount.  Sales commissions are directly deducted from subscription amounts.  Class C, Class DS and Class DT Units are not subject to any sales commissions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAN AHL FUTURESACCESS LLC

By: Merrill Lynch Alternative Investments LLC, its Sponsor

	By:	/s/ BARBRA E. KOCSIS
Name: Barbra E. Kocsis
Position: Chief Financial Officer

Date: April 18, 2012